(logo)
American
   Express(R)
 Funds

IDS Life Variable Annuity
Fund B

Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

2002 ANNUAL REPORT

(logo)
AMERICAN
   EXPRESS(R)

Table of Contents

Questions & Answers
   with Portfolio Management                             3

The 10 Largest Holdings                                  5

The Fund's Long-term Performance                         6

Board Members and Officers                               7

Report of Independent Auditors                           9

Financial Statements                                    10

Notes to Financial Statements                           13

Investments in Securities                               17

Results of Meeting of Shareholders                      20

--------------------------------------------------------------------------------
2 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Questions & Answers
    WITH PORTFOLIO MANAGEMENT

Doug Chase took over management of the portfolio in June 2002. From Jan. 1, 2002 through June 30, 2002, the Fund returned -16.15%, excluding sales charges and fees, compared to the S&P 500 Index, which returned -13.16%. From July 1, 2002 through Dec. 31, 2002, the Fund returned -9.94%, excluding sales charges and fees, compared to the S&P 500, which returned -10.30%.

Q:  How did the Fund perform for the 12-month period ended Dec. 31, 2002?

A: The Fund declined on both an absolute and relative basis. For the period, the Fund's return was -24.47% excluding sales charges and fees. In comparison, the Fund's benchmark, the S&P 500 Index, returned -22.10%.

Q:  What factors most significantly impacted performance?

A: Technology stocks, as a group, performed poorly for the entire year, although certain stocks showed relative strength. For example, the Fund's position in BEA Systems was a very strong contributor to performance. Investments in international oil and energy service companies also did well.

    During the fiscal year, we purchased stocks on weakness, a strategy that aided results when the market rallied. When healthcare stocks declined significantly in July, selected companies had very attractive prices. Two examples are drug distributor Cardinal Health Care and Wyeth, a pharmaceutical company -- both of which benefited performance. Good stock selection in the financial sector also helped the Fund's return, as Citigroup, and government-sponsored enterprises Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation) rose in value.

    Stocks that detracted from performance included: Cendant, which owns real estate, leisure and travel businesses; McDonald's; and Safeway, a supermarket chain. These stocks declined after reporting disappointing earnings. Cendant and McDonald's remain in the portfolio, because they have the potential to improve in the future. The Fund also had a position in Philip Morris, which lost ground. In addition to legal issues, the fundamentals of Philip Morris, which was renamed Altria Group on Jan. 27, 2003, have been called into question and analysts have cut earnings expectations. This is no longer a position in the portfolio.

--------------------------------------------------------------------------------
3 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund during the year?

A: While there were a few short-term rallies over the year, the general trend of the market was down. As a result, there were a number of very compelling companies selling at bargain prices. A portfolio management change and investment opportunities in July also led to increased portfolio turnover during the year. Energy stocks were an area of emphasis, because their valuations did not reflect current energy costs. In the diversified financial sector, companies such as Fannie Mae and Freddie Mac were attractive, as were selected insurance companies. On the other hand, banks were not appealing. If the economy improves, interest rates are likely to rise, and banks generally underperform in a rising interest-rate environment. Cyclically sensitive companies were attractive because they have the potential to perform well in an improving economy. Therefore, industrials and basic materials stocks were added to the Fund. After the market rallied strongly in the fourth quarter of 2002, some of these positions were reduced when they reached valuation levels that were unsustainable.

Q:  What is your outlook for the months ahead?

A: Overcapacity in many areas of the economy, including telecommunications, technology, autos and industrials, is one of the overriding problems for the stock market. There has not been a significant upturn in capital spending, and companies have little pricing power. If companies cannot raise prices, the only way they can boost earnings is to reduce costs, often through cutting staff. The government's proposed stimulus package may be helpful to the economy and the stock market; nevertheless, our position on the economy is neutral. While sectors in which there is overcapacity have been underweighted in the Fund, certain individual stocks in these areas have attractive valuations. In managing the Fund, we will continue to evaluate stocks on an individual basis, focusing on a company's profits and cash flow and purchasing stocks that are undervalued and have the potential for growth.

--------------------------------------------------------------------------------
4 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

The 10 Largest Holdings
                                 Percent                    Value
                             (of net assets)        (as of Dec. 31, 2002)
Pfizer                            6.0%                 $18,708,839
Citigroup                         5.0                   15,589,170
Wyeth                             4.7                   14,881,460
General Electric                  4.7                   14,683,050
AOL Time Warner                   3.0                    9,458,200
Exxon Mobil                       2.9                    9,084,400
Microsoft                         2.7                    8,530,500
Philip Morris                     2.7                    8,511,300
Sun Microsystems                  2.7                    8,493,410
McKesson                          2.5                    7,703,550

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of pie graph)

The 10 holdings listed here make up 36.9% of net assets

--------------------------------------------------------------------------------
5 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

The Fund's Long-term Performance

On the chart below you can see how IDS Life Variable Annuity Fund B's total return compared to the Standard & Poor's 500 Index (S&P 500), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S&P 500, you should take into account the fact that the Fund's performance reflects a 5.65% total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P 500. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.
                 Value of your $10,000 in IDS Life Variable Annuity Fund B
         $50,000

         $40,000

         $30,000           S&P 500 Index
                                                                    $18,072
         $20,000                           IDS Life Variable Annuity Fund B
                                                              Annuity Value
             $9,435

         '92     '93    '94   '95    '96   '97    '98    '99   '00    '01   `02

                      $ 9,435  $10,325  $ 9,912  $13,464  $16,481  $20,097  $23,825  $31,600  $29,928  $23,931  $18,072
Dec. 31 Unit Value    $11.598  $12.691  $12.184  $16.552  $20.261  $24.706  $29.289  $38.850  $36.792  $29.420  $22.217

The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1992. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments

Date of investment     Period investment held in years     Fund B Annuity Value
Dec. 31, 1992                       10                           +6.10%
Dec. 31, 1997                        5                           -3.23%
Dec. 31, 2001                        1                          -28.75%

The returns reflect the deduction of a sales and administrative charge and mortality and expense risk assurance fee.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
6 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees Fund A and Fund B and the seven portfolios of IDS Life Series Fund, Inc. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund   Principal occupation during past   Other directorships
address,                               and length of service     five years
age
-------------------------------------- ------------------------- ---------------------------------- --------------------------
Rodney P. Burwell                      Board member since 1999   Chairman, Xerxes Corporation       TCF Financial
Xerxes Corporation                                               (fiberglass storage tanks)
7901 Xerxes Ave. S.
Minneapolis, MN 55431-1253
Born in 1939
-------------------------------------- ------------------------- ---------------------------------- --------------------------
Jean B. Keffeler                       Board member since 1999   Retired business executive
3424 Zenith Ave. S.
Minneapolis, MN 55416
Born in 1945
-------------------------------------- ------------------------- ---------------------------------- --------------------------
Thomas R. McBurney                     Board member since 1999   President, McBurney Management     The Valspar Corporation
McBurney Management Advisors                                     Advisors                           (paints)
4900 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
Born in 1938
-------------------------------------- ------------------------- ---------------------------------- --------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)*

Name,                                  Position held with Fund   Principal occupation during past   Other directorships
address,                               and length of service     five years
age
-------------------------------------- ------------------------- ---------------------------------- -------------------------
Gumer C. Alvero                        Board member since        Director and Executive Vice
70100 AXP Financial Center             1998, Chairman of the     President - Annuities, IDS Life,
Minneapolis, MN 55474                  Board since 2000          since 2001. Vice President -
Born in 1967                                                     General Manager Annuities, AEFC,
                                                                 since 1998
-------------------------------------- ------------------------- ---------------------------------- -------------------------
Timothy V. Bechtold                    Board member since        Director and President, IDS
70100 AXP Financial Center             2001, President and       Life, since 2001. Executive Vice
Minneapolis, MN 55474                  Chief Executive Officer   President - Insurance Products,
Born in 1953                           since 2002                IDS Life, from 1995 to 2001.
                                                                 Vice President - Insurance
                                                                 Products, AEFC, since 1995
-------------------------------------- ------------------------- ---------------------------------- -------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
7 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Bechtold, who is President and Chief Executive Officer, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund   Principal occupation during past   Other directorships
address,                               and length of service     five years
age
-------------------------------------- ------------------------- ---------------------------------- -------------------------
C. Nikol Davies                        Secretary since 2001      Assistant Secretary, AEFC, since
70100 AXP Financial Center                                       2001. Paralegal at Boyle & Voss
Minneapolis, MN 55474                                            and Administrative Assistant for
Born in 1966                                                     the Department of the U.S. Air
                                                                 Force prior to 2001
-------------------------------------- ------------------------- ---------------------------------- -------------------------
Jeffrey P. Fox                         Chief Financial Officer   Vice President - Investment
70100 AXP Financial Center             since 2002                Accounting, AEFC, since 2002.
Minneapolis, MN 55474                                            Vice President - Finance,
Born in 1955                                                     American Express Company,
                                                                 2000-2002. Vice
                                                                 President -
                                                                 Corporate
                                                                 Controller,
                                                                 AEFC, 1996-2000
-------------------------------------- ------------------------- ---------------------------------- -------------------------
Lorraine R. Hart                       Vice President -          Vice President - Insurance
70100 AXP Financial Center             Investments since 1992    Investments, AEFC, since 1989
Minneapolis, MN 55474
Born in 1951
-------------------------------------- ------------------------- ---------------------------------- -------------------------
Stephen M. Lobo                        Vice President and        Treasurer, AEFC, since 2002.
70100 AXP Financial Center             Treasurer since 2002      Vice President - Investment Risk
Minneapolis, MN 55474                                            Management, AEFC, since 2001.
Born in 1964                                                     Senior Vice President, Treasury,
                                                                 U.S. Bancorp,
                                                                 from 1996-2001
-------------------------------------- ------------------------- ---------------------------------- -------------------------

The prospectus has additional information about the Fund's board members and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
8 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Report of Independent Auditors

THE BOARD OF MANAGERS AND CONTRACT OWNERS

IDS Life Variable Annuity Fund B:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund B, including the schedule of investments in securities, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund B at December 31, 2002, and the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Minneapolis, Minnesota

January 17, 2003

--------------------------------------------------------------------------------
9 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Financial Statements

Statement of assets, liabilities and contract owners' equity
IDS Life Variable Annuity Fund B

Dec. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $346,838,187)                                                                      $322,469,032
Cash in bank on demand deposit                                                                               30,293
Dividends and interest receivable                                                                           627,988
                                                                                                            -------
Total assets                                                                                           $323,127,313
                                                                                                       ------------
Liabilities
Payable for contract terminations                                                                      $    137,799
Payable for investment securities purchased                                                               9,097,190
Mortality and expense risk assurance fee                                                                      8,578
Investment management services fee                                                                            3,433
                                                                                                              -----
Total liabilities                                                                                      $  9,247,000
                                                                                                       ------------
Contract owners' equity
Contracts in accumulation period -- 13,656,987 units at $22.22 per unit (Note 5)                       $303,421,113
Contracts in payment period                                                                              10,459,200
                                                                                                         ----------
Total contract owners' equity                                                                           313,880,313
                                                                                                        -----------
Total liabilities and contract owners' equity                                                          $323,127,313
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Statement of operations
IDS Life Variable Annuity Fund B

Year ended Dec. 31, 2002
Investment income (loss) -- net
 Income:
Dividends                                                                                             $   4,566,993
Interest                                                                                                    408,882
   Less foreign taxes withheld                                                                              (27,048)
                                                                                                            -------
Total income                                                                                              4,948,827
                                                                                                          ---------
Expenses:
Mortality and expense risk assurance fee (Note 2)                                                         4,018,527
Investment management services fee (Note 3)                                                               1,609,905
                                                                                                          ---------
Total expenses                                                                                            5,628,432
                                                                                                          ---------
Investment income (loss) -- net                                                                            (679,605)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                                 (29,812,246)
Net change in unrealized appreciation (depreciation) on investments                                     (86,381,167)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (116,193,413)
                                                                                                       ------------
Net increase (decrease) in contract owners' equity from operations                                    $(116,873,018)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Statements of changes in contract owners' equity
IDS Life Variable Annuity Fund B

Year ended Dec. 31,                                                                  2002                  2001
Operations
Investment income (loss) -- net                                                 $    (679,605)        $  (2,546,600)
Net realized gain (loss) on investments                                           (29,812,246)           (6,782,905)
Net change in unrealized appreciation (depreciation) on investments               (86,381,167)         (137,549,484)
                                                                                  -----------          ------------
Net increase (decrease) in contract owners' equity from operations               (116,873,018)         (146,878,989)
                                                                                 ------------          ------------
Contract transactions
Net contract purchase payments (Note 2)                                             1,557,019             2,186,291
Repayment of temporary withdrawals                                                         89                   180
Net transfers from (to) fixed annuities                                           (14,309,213)           (5,874,454)
Actuarial adjustment for mortality assurance on annuities in payment period         2,684,848                43,210
Contract termination payments and temporary withdrawals                           (69,588,115)          (81,379,200)
Annuity payments                                                                   (1,481,197)           (1,930,473)
                                                                                   ----------            ----------
Net increase (decrease) from contract transactions                                (81,136,569)          (86,954,446)
                                                                                  -----------           -----------
Net increase (decrease) in contract owners' equity                               (198,009,587)         (233,833,435)
Contract owners' equity at beginning of year                                      511,889,900           745,723,335
                                                                                  -----------           -----------
Contract owners' equity at end of year                                          $ 313,880,313         $ 511,889,900
                                                                                =============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Notes to Financial Statements

IDS Life Variable Annuity Fund B

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Variable Annuity Fund B (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

Investments in securities

Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the

--------------------------------------------------------------------------------
13 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 2002, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of Dec. 31, 2002.

Futures contracts

To gain exposure to or protect itself from market changes, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 2002, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of Dec. 31, 2002.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

There were no forward foreign currency exchange contracts outstanding as of Dec. 31, 2002.

--------------------------------------------------------------------------------
14 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Variable payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by IDS Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal income taxes

IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

2. MORTALITY AND EXPENSE RISK ASSURANCE FEE AND SALES CHARGES

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense risk assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $53,348 for the year ended Dec. 31, 2002 and $72,703 for the year ended Dec. 31, 2001. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. INVESTMENT MANAGEMENT SERVICES AGREEMENT

The Fund has an agreement with American Express Financial Corporation (AEFC) to manage its portfolio. The agreement went into effect Dec. 1, 2002. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund. From Jan. 1, 2002 to Nov. 30, 2002, management fees were paid indirectly to IDS Life in its capacity as investment manager for the Fund. IDS Life, in turn, paid to AEFC a portion of these management fees based on a percentage of the Fund's average daily net assets for the year. This change did not affect the management of the Fund and did not change the management fees paid by the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage clearing fees and charges in the purchase and sale of assets. Brokerage charges are paid to AEFC for reimbursement of charges incurred in the purchase and sale of foreign securities.

--------------------------------------------------------------------------------
15 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

4. SECURITY TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $713,675,744 and $795,961,071, respectively, for the year ended Dec. 31, 2002. Net realized gains and losses on investments are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $71,796 for the year ended Dec. 31, 2002.

5. ACCUMULATION UNITS

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                  Year ended       Year ended
                                               Dec. 31, 2002    Dec. 31, 2001
Units outstanding at beginning of year            16,994,797       19,808,839
Additions for contract purchase
   payments and repayments                            61,136           70,714
Net transfers from (to) fixed annuities             (629,357)        (217,002)
Deductions for contract terminations
   and withdrawals                                (2,769,589)      (2,667,754)
                                                  ----------       ----------
Units outstanding at end of year                  13,656,987       16,994,797
                                                  ----------       ----------

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Dec. 31,                                     2002            2001          2000         1999         1998
Accumulation unit value at beginning of year                    $29.42          $36.79        $38.85       $29.29       $24.71
Income from investment operations(a):
Net investment income (loss)                                      (.04)           (.13)         (.29)        (.29)        (.19)
Net gains (losses) (both realized and unrealized)                (7.16)          (7.24)        (1.77)        9.85         4.77
Total from investment operations                                 (7.20)          (7.37)        (2.06)        9.56         4.58
Accumulation unit value at end of year                          $22.22          $29.42        $36.79       $38.85       $29.29
Total return(b)                                                (24.47%)        (20.03%)       (5.30%)      32.64%       18.54%
Ratios/supplemental data
Total contract owners' equity at end of year (000 omitted)    $313,880        $511,890      $745,723     $908,999     $796,179
Ratio of operating expenses to average daily net assets          1.40%           1.40%         1.40%        1.40%        1.40%
Ratio of net investment income (loss)
  to average daily net assets                                    (.17%)          (.43%)        (.71%)       (.89%)       (.73%)
Portfolio turnover rate                                           187%             74%           79%           6%          16%

(a) Per accumulation unit value amounts have been calculated using average accumulation unit values outstanding method.

(b)  Total return does not reflect payment of a sales charge.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $6.95 as of Dec. 31, 2002, $9.52 as of Dec. 31, 2001, $12.32 as of Dec. 31, 2000, $13.46 as
of Dec. 31, 1999 and $10.51 as of Dec. 31, 1998. The value of an annuity unit (assuming a 5% investment rate) was $4.26 as of Dec. 31, 2002, $5.93 as of Dec. 31, 2001, $7.78 as of Dec. 31, 2000, $8.63 as of Dec. 31, 1999 and $6.83 as of
Dec. 31, 1998.

--------------------------------------------------------------------------------
17 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Investments in Securities

IDS Life Variable Annuity Fund B

Dec. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (96.5%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.9%)
Lockheed Martin                                       35,000          $2,021,250
Rockwell Automation                                   50,000           1,035,500
United Technologies                                   47,000           2,911,180
Total                                                                  5,967,930

Automotive & related (0.6%)
Navistar Intl                                         78,900(b)        1,918,059

Beverages & tobacco (5.1%)
PepsiCo                                              180,000           7,599,600
Philip Morris                                        210,000           8,511,300
Total                                                                 16,110,900

Chemicals (2.2%)
Dow Chemical                                          60,000           1,782,000
Ecolab                                                36,800           1,821,600
Lyondell Chemical                                    132,000           1,668,480
Praxair                                               15,000             866,550
Waste Management                                      35,000             802,200
Total                                                                  6,940,830

Communications equipment & services (1.0%)
Flextronics Intl                                     124,000(b,c)      1,015,560
Motorola                                             171,000           1,479,150
QUALCOMM                                              22,000(b)          800,580
Total                                                                  3,295,290

Computer software & services (3.6%)
BEA Systems                                          237,000(b)        2,718,390
Microsoft                                            165,000(b)        8,530,500
Total                                                                 11,248,890

Computers & office equipment (6.0%)
Apple Computer                                       377,000(b)        5,402,410
Dell Computer                                         82,000(b)        2,192,680
First Data                                            74,000           2,620,340
Sun Microsystems                                   2,731,000(b)        8,493,410
Total                                                                 18,708,840

Electronics (1.8%)
Analog Devices                                        28,000(b)          668,360
Intel                                                188,000           2,927,160
STMicroelectronics                                    35,000(c)          682,850
Taiwan Semiconductor Mfg ADR                         108,000(b,c)        761,400
United Microelectronics ADR                          193,000(b,c)        648,480
Total                                                                  5,688,250

Energy (5.3%)
Apache                                                30,000           1,709,700
ConocoPhillips                                       120,000           5,806,800
Exxon Mobil                                          260,000           9,084,400
Total                                                                 16,600,900

Energy equipment & services (6.6%)
GlobalSantaFe                                        108,000           2,626,560
Halliburton                                          172,000           3,218,120
Nabors Inds                                           50,000(b,c)      1,763,500
Noble                                                 50,000(b)        1,757,500
Schlumberger                                          95,000           3,998,550
Transocean                                           320,000           7,424,000
Total                                                                 20,788,230

Financial services (9.6%)
Citigroup                                            443,000          15,589,170
Fannie Mae                                            99,000           6,368,670
Freddie Mac                                           89,000           5,255,450
MBNA                                                  57,000           1,084,140
Merrill Lynch                                         45,000           1,707,750
Total                                                                 30,005,180

Health care (13.0%)
Abbott Laboratories                                   95,000           3,800,000
Baxter Intl                                           55,000           1,540,000
Merck & Co                                            34,000           1,924,740
Pfizer                                               612,000          18,708,839
Wyeth                                                397,900          14,881,460
Total                                                                 40,855,039

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care services (5.8%)
AmerisourceBergen                                     65,000          $3,530,150
Cardinal Health                                       36,000           2,130,840
Caremark Rx                                           71,900(b)        1,168,375
HCA                                                   45,000           1,867,500
McKesson                                             285,000           7,703,550
UnitedHealth Group                                    20,000           1,670,000
Total                                                                 18,070,415

Household products (3.5%)
Avon Products                                        102,600           5,527,062
Procter & Gamble                                      64,000           5,500,160
Total                                                                 11,027,222

Industrial equipment & services (0.2%)
Caterpillar                                           17,000             777,240

Insurance (4.2%)
ACE                                                   19,800(c)          580,932
Allstate                                              25,000             924,750
American Intl Group                                  104,000           6,016,400
Hartford Financial Services Group                     40,000           1,817,200
Nationwide Financial Services Cl A                    31,000             888,150
Prudential Financial                                  26,000(b)          825,240
Travelers Property Casualty Cl A                     132,000(b)        1,933,800
Travelers Property Casualty Cl B                      17,309(b)          253,577
Total                                                                 13,240,049

Leisure time & entertainment (4.8%)
AOL Time Warner                                      722,000(b)        9,458,200
Viacom Cl B                                          134,000(b)        5,461,840
Total                                                                 14,920,040

Media (1.8%)
Comcast Cl A                                         180,580(b)        4,168,071
Omnicom Group                                         14,000             904,400
USA Interactive                                       30,000(b)          685,800
Total                                                                  5,758,271

Metals (2.2%)
Alcoa                                                 40,000             911,200
Freeport-McMoRan Copper & Gold Cl B                  140,000(b)        2,349,200
Inco                                                  45,000(b,c)        954,900
Newmont Mining                                        60,000           1,741,800
Phelps Dodge                                          30,000(b)          949,500
Total                                                                  6,906,600

Multi-industry conglomerates (7.6%)
Cendant                                              709,000(b)        7,430,320
General Electric                                     603,000          14,683,050
Grainger (WW)                                         17,000             876,350
Textron                                               22,000             945,780
Total                                                                 23,935,500

Real estate investment trust (1.5%)
Starwood Hotels & Resorts Worldwide                  200,000           4,748,000

Restaurants & lodging (1.8%)
McDonald's                                           345,000           5,547,600

Retail (5.9%)
AutoZone                                              45,000(b)        3,179,250
Circuit City Stores- Circuit City Group              309,300           2,295,006
Dollar General                                       170,000           2,031,500
Home Depot                                           165,000           3,953,400
Staples                                               91,000(b)        1,665,300
Wal-Mart Stores                                      106,000           5,354,060
Total                                                                 18,478,516

Utilities -- telephone (0.5%)
AT&T                                                  56,000           1,462,160

Total common stocks
(Cost: $327,370,602)                                                $302,999,951

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Short-term securities (6.2%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (5.3%)
Federal Home Loan Bank Disc Nt
         03-21-03               1.28%             $5,300,000          $5,286,220
Federal Home Loan Mtge Corp Disc Nt
         03-27-03               1.28                 900,000             897,480
Federal Natl Mtge Assn Disc Nts
         01-27-03               1.27               6,700,000           6,693,619
         02-26-03               1.27               3,000,000           2,994,444
         03-19-03               1.28                 900,000             897,720
Total                                                                 16,769,483

Commercial paper (0.9%)
Fairway Finance
         01-02-03               1.27               1,900,000(d)        1,899,866
Preferred Receivables Funding
         01-09-03               1.34                 800,000(d)          799,732
Total                                                                  2,699,598

Total short-term securities
(Cost: $19,467,585)                                                  $19,469,081

Total investments in securities
(Cost: $346,838,187)(e)                                             $322,469,032

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2002, the value of foreign securities represented 2.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Dec. 31, 2002, the cost of securities for federal income tax purposes was $346,838,187 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $  8,445,832
     Unrealized depreciation                                      (32,814,987)
                                                                  -----------
     Net unrealized depreciation                                 $(24,369,155)
                                                                 ------------

--------------------------------------------------------------------------------
19 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

Results of Meeting of Shareholders

IDS LIFE VARIABLE ANNUITY FUND B

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Gumer C. Alvero           5,390,105.987                  385,924.581
Timothy V. Bechtold       5,402,709.592                  373,320.976
Rodney P. Burwell         5,399,480.304                  376,550.264
Jean B. Keffeler          5,362,992.345                  413,038.223
Thomas R. McBurney        5,399,433.933                  376,596.635

Proposal 4

To approve changes to the Investment Management Services Agreement.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   5,020,294.393            351,186.640         404,549.535          0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   4,927,906.907            502,640.971         345,482.690          0.000

--------------------------------------------------------------------------------
20 IDS LIFE VARIABLE ANNUITY FUND B -- ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

                                                                 S-6444 U (2/03)